UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 1, 2019

(Exact name of Registrant as Specified in its Charter)

001-35368
(Commission File Number)

British Virgin Islands	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
33 Kingsway
London, United Kingdom
WC2B 6UF
(Address of Principal Executive Offices)
44 207 632 8600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”) of Capri Holdings Limited (the “Company”) held on August 1, 2019, shareholders were asked to vote with respect to the four proposals listed below. A total of 121,755,776 ordinary shares were present at the meeting (representing 80.66% of the total shares outstanding on the record date), and the votes were cast as follows:

Proposal No. 1 (Election of Directors) - The appointment of two Class II directors to serve until the 2022 annual meeting of shareholders and until the election and qualification of their respective successors in office was approved by the number of votes set forth below:

NAME	NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Judy Gibbons	114,892,395	109,816,823	4,835,838	239,734	6,863,381
Jane Thompson	114,892,395	113,798,827	906,352	187,216	6,863,381
Proposal No. 2 (Ratification of Independent Registered Public Accounting Firm) - The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 28, 2020 was approved by the number of votes set forth below:

NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
121,755,776	121,249,846	193,765	312,165	0
Proposal No. 3 (Say on Pay) - The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, by the number of votes set forth below:

NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
114,892,395	93,507,179	21,177,803	207,413	6,863,381

Proposal No. 4 (Say on Frequency) - The frequency of future advisory votes on executive compensation was approved, on a non-binding advisory basis, by the number of votes set forth below:

NUMBER OF SHARES VOTED	ONE-YEAR	TWO-YEAR	THREE-YEAR	ABSTAIN	BROKER NON-VOTES
114,892,395	112,097,204	18,512	2,540,964	235,715	6,863,381
After considering these results, and consistent with its own recommendation, the Board has determined to continue to provide the Company’s shareholders with an annual advisory vote to approve the Company’s executive compensation until the next vote on the frequency of such advisory votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPRI HOLDINGS LIMITED
Date: August 5, 2019
	By:	/s/ Krista A. McDonough
	Name:	Krista A. McDonough
	Title:	Senior Vice President, General Counsel